UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013
________________________

McDONALD'S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5231	36-2361282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of principal executive offices)

60523
(Zip Code)
_______________________________

Registrant's telephone number, including area code: (630) 623-3000
_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 6, 2013, McDonald’s Corporation (the “Company”) issued U.S.$500,000,000 of the Company’s medium-term notes, pursuant to the Company’s existing medium-term notes program, as set forth in the Company’s Registration Statement on Form S-3 (Registration No. 333-184198), dated September 28, 2012, the related Prospectus and Prospectus Supplement, each dated September 28, 2012, and Pricing Supplement No. 1, dated April 29, 2013.

A copy of the legal opinion of the Corporate Executive Vice President, General Counsel and Secretary of the Company relating to the issuance of the Company's medium-term notes, as described herein, is filed herewith as Exhibit 5.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
5	Legal Opinion of Gloria Santona, Corporate Executive Vice President, General Counsel and Secretary of McDonald's Corporation.
23	Consent of Gloria Santona, Corporate Executive Vice President, General Counsel and Secretary of McDonald's Corporation (included in the opinion filed as Exhibit 5 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date: May 6, 2013	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President -
Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description
5	Legal Opinion of Gloria Santona, Corporate Executive Vice President, General Counsel and Secretary of McDonald's Corporation.
23	Consent of Gloria Santona, Corporate Executive Vice President, General Counsel and Secretary of McDonald's Corporation (included in the opinion filed as Exhibit 5 hereto).

EXHIBIT 5
Gloria Santona
Executive Vice President
General Counsel and Secretary
McDonald's Corporation
2915 Jorie Boulevard
Oak Brook, IL  60523
(630) 623-3373
Fax: (630) 623-0497
May 6, 2013

McDonald’s Corporation
One McDonald’s Plaza
Oak Brook, Illinois 60523

Re:     McDonald’s Corporation
Registration Statement on Form S-3 –
Issuance of U.S.$500,000,000 of 3.625% Medium-Term Notes Due 2043

Ladies and Gentlemen:

I refer to the Registration Statement on Form S-3 (Registration No. 333-184198) (the “Registration Statement”) and the prospectus contained therein (the “Prospectus”) filed by McDonald’s Corporation, a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on September 28, 2012.  I further refer to the Prospectus Supplement for Medium-Term Notes filed by the Company with the SEC, dated September 28, 2012 (the “Prospectus Supplement”), and Pricing Supplement No. 1 filed by the Company with the SEC, dated April 29, 2013 (“Pricing Supplement No. 1”).  Pricing Supplement No. 1 relates to the issuance and sale of U.S.$500,000,000 of the Company’s 3.625% Medium-Term Notes Due 2043 (the “Notes”).  As described in the Prospectus and the Prospectus Supplement, the Notes are being issued under the Company’s Indenture, dated as of October 19, 1996 (the “Indenture”), as supplemented through the date hereof, by and between the Company and U.S. Bank National Association (formerly, First Union National Bank), as trustee.

I am the Corporate Executive Vice President, General Counsel and Secretary of the Company and
an attorney licensed to practice law in the State of Illinois, and my opinion is expressly limited to the laws of the State of Illinois, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

I, or individuals under my supervision and direction, have examined the Registration Statement; the Prospectus; the Prospectus Supplement; Pricing Supplement No. 1; the Indenture; the Notes in global form; the Distribution Agreement, by and among the Company and the agents named therein, dated September 28, 2009 (including the form of terms agreement therein), as amended; the Terms Agreement, by and among the Company and the agents named therein, dated April 29, 2013; the Company’s Restated Certificate of Incorporation and Amended and Restated By-Laws, as currently in effect; and the corporate proceedings of the Board of Directors of the Company.  I, or such individuals, have also examined such other records, documents and questions of law as I have considered relevant and necessary as a basis for the opinion set forth below.

In rendering the opinion set forth below, I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to me as copies.  I have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than the Company, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties.  As to questions of fact material to this opinion, I have relied upon certificates of officers of the Company and of public officials.

Based on the foregoing, and subject to the qualifications, limitations, exceptions and assumptions set forth herein, it is my opinion that the Notes have been duly authorized by all necessary corporate action of the Company and are valid and binding obligations of the Company, enforceable in accordance with the terms thereof.

My opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally and to the effect of general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

I hereby consent to the inclusion of this opinion as an exhibit to the Registration Statement and to the reference to me in the Prospectus and the Prospectus Supplement under the caption “Legal Matters.”  By giving this consent, I do not admit that I come within the category of persons whose consent is required under Section 7 of the Securities Act and the rules and regulations promulgated thereunder.

Very truly yours,

/s/ Gloria Santona
Gloria Santona
Corporate Executive Vice President,
General Counsel and Secretary